URANIUM POWER CORPORATION

                                     - and -

                           WESTERN CANADIAN MINT INC.

                                     - and -

       BULLION FUND INC., ANITA WALTER, BRENT WALTER, FRANK VAN DER VLIET, ROBERTA VAN DER VLIET, JOHN GARDEN, LINDA GARDEN AND REBECCA GODIN

                                    - and -

                         AMERICAN OILSANDS COMPANY INC.

                           PURCHASE AND SALE AGREEMENT



                                November 8, 2004

                                TABLE OF CONTENTS

                                                                        PAGE NO.

                                    ARTICLE I

                                 INTERPRETATION

   1.1     Defined Terms.....................................................1
   1.2     Best of Knowledge.................................................3
   1.3     Currency..........................................................3
   1.4     Choice of Law and Attornment......................................3
   1.5     Interpretation Not Affected by Headings or Party Drafting.........4
   1.6     Number and Gender.................................................4
   1.7     Time of Essence...................................................4
   1.8     Inclusive Terminology.............................................4

                                   ARTICLE II

                                PURCHASE AND SALE

   2.1     Purchase and Sale.................................................4
   2.2     Purchase Price....................................................5
   2.3     Non-Payment of Purchase Price.....................................5

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

   3.1     Representations and Warranties by the Vendors.....................5
   3.2     Additional Representations and Warranties by the Vendors..........6
   3.3     Representations and Warranties by the Purchaser..................14

                                   ARTICLE IV

           SURVIVAL AND LIMITATIONS OF REPRESENTATIONS AND WARRANTIES

   4.1     Survival of Representations and Warranties by the Vendors........15
   4.2     Survival of Representations and Warranties by Purchaser..........16

                                    ARTICLE V

                                    COVENANTS

   5.1     Covenants by the Vendors.........................................16
   5.2     Covenants by the Purchaser.......................................17

                                   ARTICLE VI

                                   CONDITIONS

   6.1     Conditions to the Obligations of the Purchaser...................17
   6.2     Waiver or Termination by Purchaser...............................19
   6.3     Conditions to the Obligations of the Vendors.....................19
   6.4     Waiver or Termination by Vendors.................................20

                                   ARTICLE VII

                                     CLOSING

   7.1     Closing Arrangements.............................................20
   7.2     Documents to be Delivered........................................20

                                  ARTICLE VIII

                                 INDEMNIFICATION

   8.1     Indemnity by the Vendors.........................................22
   8.2     Indemnity by the Purchaser.......................................22
   8.3     Provisions Relating to Indemnity Claims..........................23

                                   ARTICLE IX

                               GENERAL PROVISIONS

   9.1     Further Assurances...............................................25
   9.2     Remedies Cumulative..............................................25
   9.3     Notices..........................................................25
   9.4     Counterparts.....................................................26
   9.5     Legal and Other Professional Fees................................26
   9.6     Public Disclosures...............................................27
   9.7     Assignment.......................................................27
   9.8     Entire Agreement.................................................27
   9.9     Successors and Assigns...........................................27
   9.10    Waiver...........................................................27
   9.11    Amendments.......................................................27
   9.12    Survival.........................................................27
   9.13    Severability.....................................................28

                           PURCHASE AND SALE AGREEMENT

      THIS AGREEMENT is made as of the 8th day of November, 2004;

AMONG:

            URANIUM POWER CORPORATION, a body corporate having an office in Vancouver, British Columbia (hereinafter the "PURCHASER")

AND:

            WESTERN CANADIAN MINT INC., a body corporate having an office in Calgary, Alberta (hereinafter "WCM")

AND:

            BULLION FUND INC., ANITA WALTER, BRENT WALTER, FRANK VAN DER VLIET, ROBERTA VAN DER VLIET, JOHN GARDEN, LINDA GARDEN AND REBECCA GODIN, a body corporate having an office in or individuals resident in Calgary, Alberta (hereinafter individually referred to as a "VENDOR" and collectively referred to as the "VENDORS")

AND:

            AMERICAN OILSANDS COMPANY INC., a body corporate having an office in Calgary, Alberta (hereinafter "AOC")


WHEREAS:

A. The Vendors are the registered and beneficial owners of all of the issued and outstanding shares in the capital of WCM, and WCM is the registered and beneficial owner of the sole issued and outstanding share in the capital of AOC; and

B. The Purchaser wishes to acquire the Purchased Shares (as defined herein) from the Vendors, and the Vendors wish to sell the Purchased Shares to the Purchaser, on the terms and subject to the conditions set forth in this Agreement;

NOW THEREFORE, in consideration of the respective covenants, agreements, representations, warranties and indemnities herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) the parties hereby covenant and agree as follows.

                                   ARTICLE I

                                 INTERPRETATION

1.1   DEFINED TERMS

      Whenever used in this Agreement, unless there is something in the subject matter or context inconsistent therewith, the following words and terms will have the indicated meanings and grammatical variations of such words and terms will have corresponding meanings:

      (a) "ACT" means the Business Corporations Act (Alberta), as in effect on the date hereof;

      (b)   "ARM'S LENGTH" has the meaning ascribed thereto in the ITA;

      (c)   "AEPEA" has the meaning ascribed thereto in SECTION 3.2(O);

      (d) "BUSINESS" means the business carried on by AOC, which has to date been restricted to holding a 51% interest in the Permits and to the negotiation of an operating agreement relating thereto with Powermax Energy Inc.;

      (e) "BUSINESS DAY" means any day, other than a day that is a Saturday, a Sunday or a day on which banks in Calgary, Alberta are not generally open for business;

      (f)   "CEPA" has the meaning ascribed thereto in SECTION 3.2(O);

      (g)   "CLOSING" has the meaning ascribed thereto in SECTION 7.1;

      (h) "CLOSING DATE" means November 30, 2004, or such other date as the parties may mutually agree upon;

      (i) "CLOSING TIME" means 2:00 p.m. (Calgary time) on the Closing Date or such other time on the Closing Date as the parties may mutually agree upon;

      (j) "CONTRACT" means any agreement, indenture, contract, lease, deed of trust, licence, option, instrument or other commitment, whether written or oral;

      (k)   "EMPA" has the meaning ascribed thereto in SECTION 3.2(O);

      (l) "ENCUMBRANCES" means mortgages, charges, pledges, security interests, liens, encumbrances, actions, rights and claims, adverse interests, acquisition rights of third parties, demands and equities of any nature whatsoever or howsoever arising, and any rights or privileges capable of becoming any of the foregoing;

      (m)   "ENVIRONMENTAL  LAWS" has the  meaning  ascribed  thereto in SECTION
            3.2(O);

      (n) "ENVIRONMENTAL PERMITS" has the meaning ascribed thereto in SECTION 3.2(O);

      (o) "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" means the accounting principles prescribed, recommended or promulgated from time to time by the Canadian Institute of Chartered Accountants, as contained in the CICA Handbook, which are applicable as at the date on which any calculation made hereunder is to be effective or as at the date of any financial statements referred to herein, as the case may be, and in the absence of a specific recommendation contained in the CICA Handbook, such accounting principles as are generally accepted in practice;

      (p) "GOVERNMENTAL CHARGES" has the meaning ascribed thereto in SECTION 3.2(M);

      (q) "HAZARDOUS SUBSTANCE" has the meaning ascribed thereto in SECTION 3.2(O);

      (r)   "INDEMNITY CLAIM" has the meaning ascribed thereto in SECTION 8.3;

      (s) "INITIAL FINANCING" means the financing to be undertaken by the Purchaser in order to raise the necessary capital to (i) undertake all, or a portion of the first winter's exploration program on the Lands, and (ii) make the payments contemplated in Section 2.2;

      (t)   "ITA" means the Income Tax Act (Canada);

      (u) "LANDS" means those lands as described in Schedule "A" to the Agreement of Purchase and Sale dated September 29, 2004 between the Purchaser and Powermax Energy Inc.;

      (v)   "MISREPRESENTATION"   has  the  meaning   ascribed  thereto  in  the
            Securities Act (Alberta);

      (w) "PERMITS" means those oilsands permits related to the Lands as described in Schedule "A" to the Agreement of Purchase and Sale dated September 29, 2004 between the Purchaser and Powermax Energy Inc.;

      (x) "PERSON" includes any individual, corporation, company, partnership, limited partnership, firm, joint venture, syndicate, association, trust, government, governmental agency or board or commission or authority;

      (y)   "PURCHASE PRICE" has the meaning ascribed thereto in SECTION 2.2;

      (z) "PURCHASED SHARES" means all of the shares in the capital of WCM owned by the Vendors;

      (aa)  "RELEASE" has the meaning ascribed thereto in SECTION 3.2(O);

      (bb) "UNAUDITED FINANCIAL STATEMENTS" means the most recent unaudited financial statements of each of WCM and AOC;

      (cc)  "URANIUM   SHARES"  means  common  shares  in  the  capital  of  the
            Purchaser, as presently constituted; and

      (dd) "WARRANTY CLAIM" means a claim made by either the Purchaser or the Vendors based on or with respect to the inaccuracy or non-performance or non-fulfillment or breach of any representation or warranty made by the other in this Agreement or in any document or certificate given in order to carry out the transaction provided for herein;


1.2   BEST OF KNOWLEDGE

      Any reference herein to "THE BEST OF THE KNOWLEDGE" of a party will be deemed to mean the actual knowledge of such party and the knowledge that such party would have had if it had conducted a thorough inquiry into the relevant subject matter.

1.3   CURRENCY

      Unless otherwise indicated, all dollar amounts referred to in this Agreement are stated in Canadian currency.

1.4   CHOICE OF LAW AND ATTORNMENT

      This Agreement, and each of the agreements, documents and instruments to be delivered at Closing under or in connection with this Agreement (to the extent no choice of law is specified therein), shall be governed by and construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein. The parties agree that the courts of the Province of Alberta will have jurisdiction to determine all disputes and claims arising between the parties in respect of this Agreement (and such other agreements, documents and instruments) and the matters contemplated hereby (and thereby) and each of the parties hereby irrevocably attorns to the jurisdiction of such courts.

1.5   INTERPRETATION NOT AFFECTED BY HEADINGS OR PARTY DRAFTING

      The division of this Agreement into articles, sections, paragraphs and clauses and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "THIS AGREEMENT", "HEREOF", "HEREIN", "HEREUNDER" and similar expressions refer to this Purchase and Sale Agreement and not to any particular article, section, paragraph, clause or other portion hereof and include any agreement or instrument supplementary or ancillary hereto. Unless otherwise indicated, any reference in this Agreement to an Article, Section, Recital, Paragraph or Clause refers to the specified Article, Section, Recital, Paragraph or Clause of this Agreement. The parties hereto acknowledge that their respective legal counsel have reviewed and participated in settling the terms of this Agreement, and the parties hereby agree that any rule of construction to the effect that any ambiguity is to be resolved against the drafting party shall not be applicable in the interpretation of this Agreement.

1.6   NUMBER AND GENDER

      Whenever used in this Agreement, unless there is something in the subject matter or context inconsistent therewith:

      (a) words importing the singular number include the plural and vice versa; and

      (b)   words importing the use of any gender shall include all genders.

1.7   TIME OF ESSENCE

      Time shall be of the essence hereof.

1.8   INCLUSIVE TERMINOLOGY

      Whenever used in this Agreement, the words "includes" and "including" and similar terms of inclusion shall not, unless expressly modified by the words "only" or "solely", be construed as terms of limitation, but rather shall mean "includes but is not limited to" and "including but not limited to", so that references to included matters shall be regarded as illustrative without being either characterizing or exhaustive.

                                   ARTICLE II

                                PURCHASE AND SALE

2.1   PURCHASE AND SALE

      On the terms and subject to the fulfillment of the conditions set out herein, the Vendors will, at Closing, sell, assign and transfer the Purchased Shares to the Purchaser, free and clear of all Encumbrances and with all rights and benefits attaching thereto, and the Purchaser will purchase and accept the Purchased Shares from the Vendors and pay the Purchase Price to the Vendors in the manner contemplated by SECTION 2.2.

2.2   PURCHASE PRICE

      The total aggregate consideration (the "Purchase Price") payable by the Purchaser for all of the Purchased Shares will be cash in the amount of $1,500,000 and the issuance of 2,000,000 Uranium Shares, to be satisfied as follows:

      (a) as to the sum of $300,000, by way of a deposit, which amount the Vendors acknowledge having received prior to the date hereof;

      (b) as the sum of $250,000, by the delivery of a certified cheque, which amount the Vendors acknowledge having received prior to the date hereof;

      (c) as to the sum of $950,000, by way of delivery of a certified cheque, bank draft or money order in the amount of $950,000 payable to the Vendors on the Closing Date; and

      (d) the issuance of an aggregate of 2,000,000 Uranium Shares to the Vendors on the Closing Date.

2.3   NON-PAYMENT OF PURCHASE PRICE

      Notwithstanding Section 2.2 above, in the event that all or a portion of the Purchase Price is not paid to the Vendors as provided for in Section 2.2, the Vendors, in their sole discretion, shall have the option to elect to terminate this Agreement by repaying the Purchaser any and all amounts advanced to the Vendors pursuant to Section 2.2 hereof within 90 days of the date of notice of such election. If the Vendors elect to exercise their option to terminate this Agreement but fail to repay the Purchaser such amounts within the 90 day period, then the following will apply:

      (a) the Purchaser may pay to the Vendors any amounts outstanding pursuant to Section 2.2 in which case this Agreement shall remain in full force and effect and the parties will be obligated to complete the transactions contemplated by this Agreement in accordance with the terms hereof; or

      (b) the Vendors may repay the Purchaser any and all amounts advanced to the Vendors pursuant to Section 2.2 in which case this Agreement shall be terminated and of no further force or effect,

provided that the party that first complies with subparagraph (a) or (b) above shall be determinative. In the event that the Agreement is terminated in accordance with this Section 2.3, it is acknowledged that neither the Purchaser nor any person claiming by or through it shall have any claim, direct or indirect, contingent or otherwise, for AOC's 51% interest in the Permits or against the Vendors, WCM, AOC or the directors, officers or shareholders of any of the foregoing, as applicable, with respect to the subject matter hereof.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

3.1   REPRESENTATIONS AND WARRANTIES BY THE VENDORS, WCM AND AOC

      The Vendors, WCM and AOC hereby severally represent and warrant to the Purchaser as follows and acknowledge that, notwithstanding any independent searches or investigations that may be undertaken by or on behalf of the Purchaser, the Purchaser is relying upon the accuracy of each of such representations and warranties in connection with the execution and delivery of this Agreement and its purchase of the Purchased Shares hereunder. For certainty, the representations and warranties of the Vendors, WCM and AOC are several, not joint and several, and each of the parties comprising the Vendors shall only be legally responsible for and to the extent that breaches of representations and warranties, if any, are attributable to the particular Vendor in question. Further, the aggregate liability for breaches of any terms of this Agreement, including representations and warranties, shall, in respect of each Vendor, be capped at an amount equal to the portion of the cash proceeds from the sale of the Purchased Shares actually received by the Vendor in question, which cash proceeds are being distributed on a pro rata basis. The representations and warranties of the Vendors are as follows:

      (a) the Purchased Shares are validly issued and outstanding as fully paid and non-assessable shares;

      (b)   the  Vendors  are the legal and  beneficial  owner of the  Purchased
            Shares  and  the  Purchased   Shares  are  free  and  clear  of  all
            Encumbrances;

      (c) there are no shares issued and outstanding in the capital of WCM, other than the Purchased Shares, and no shares issued and outstanding in the capital of AOC other than the 1 Class A Common Share legally and beneficially owned by WCM;

      (d) the Vendors have good title and absolute authority to sell, assign and transfer the Purchased Shares to the Purchaser;

      (e) each of the Vendors has taken all necessary or desirable actions, steps and corporate and other proceedings to approve and authorize the transactions contemplated by this Agreement and each of the Vendors has the requisite corporate power and capacity to execute and deliver this Agreement, to perform its obligations hereunder and to complete the transactions provided for herein;

      (f) the execution and delivery of this Agreement by the Vendors and the performance by the Vendors of their obligations hereunder have been duly approved and authorized and this Agreement is a legal, valid and binding obligation of each of the Vendors, enforceable against them in accordance with its terms, subject to:

            (i) bankruptcy, insolvency, moratorium, reorganization and other laws relating to or affecting the enforcement of creditors' rights generally; and

            (ii) the general principles of equity, including that equitable remedies such as the remedies of specific performance and injunctive relief, may only be granted in the discretion of a court; and

      (g)   the Vendors are not  non-residents  of Canada  within the meaning of
            Section 116 of the ITA.

3.2   ADDITIONAL REPRESENTATIONS AND WARRANTIES BY THE VENDORS, WCM AND AOC

      The Vendors, WCM and AOC also represent and warrant to the Purchaser as follows and acknowledge that, notwithstanding any independent searches or investigations that may be undertaken by or on behalf of the Purchaser, the Purchaser is relying upon the accuracy of each of such representations and warranties in connection with the execution and delivery of this Agreement and its purchase of the Purchased Shares hereunder.

      (a) CORPORATE PROCEEDINGS. Each of the Vendors, WCM and AOC has taken all necessary or desirable actions, steps and corporate and other proceedings, as applicable, to approve and authorize the transfer of the Purchased Shares to the Purchaser.

      (b) NO OTHER PURCHASE AGREEMENT OR COMMITMENTS. No person has any agreement, option, understanding or commitment (written or verbal), or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement, option or commitment (including convertible securities, warrants or convertible obligations of any nature), for:

            (i) the purchase, subscription, allotment or issuance of, or conversion into, any unissued shares in the capital of WCM or AOC or any other securities of WCM or AOC;

            (ii) the purchase or acquisition by any other means of any of the Purchased Shares from the Vendors (other than the Purchaser); or

            (iii) the purchase or acquisition by any other means from WCM or AOC of any of their respective undertaking, property or assets, other than in the ordinary course of business.

      (c) CONTRACTUAL AND REGULATORY APPROVALS. Neither of the Vendors, WCM nor AOC is under any obligation, contractual or otherwise, to request or obtain the consent of any person, and no permits, licenses, certifications, authorizations or approvals of, or notifications to, any federal, provincial, municipal or local government or governmental agency, board, commission or authority are required to be obtained by any of them:

            (i) in connection with the execution and delivery of this Agreement, the performance by them of their respective obligations hereunder or the completion of the transaction provided for herein;

            (ii) to avoid the loss of any permit, license, certification or other authorization; or

            (iii) in order that the authority, right and qualification of WCM or
                  AOC to carry on business in the ordinary course and in the same manner as presently conducted remains in good standing and in full force and effect as of and following the Closing Date.

      (d)   STATUS AND LICENCES.

            (i) Each of WCM and AOC is a body corporate duly incorporated and validly existing in all respects under the laws of the Province of Alberta. Each of WCM and AOC has all necessary corporate power and capacity to own its properties and assets and to carry on its business as it is now being conducted.

            (ii) Each of WCM and AOC is duly licensed, registered and qualified to carry on its business as it is now being conducted, is up-to-date in the filing of all required corporate returns and other notices and filings and is otherwise in good standing in all respects, in each jurisdiction in which:

                  (A)   it owns or leases property; or

                  (B) the nature or conduct of its business or any part thereof, or the nature of its properties or any part thereof, makes such qualification necessary or desirable to enable its business to be carried on as now conducted or to enable its properties and assets to be owned, leased and operated by it. WCM and AOC carry on business only in Alberta and, in the case of AOC, Saskatchewan. Neither WCM nor AOC have carried on business in any other provinces of Canada nor any jurisdiction outside of Canada.

      (e) COMPLIANCE WITH CONSTATING DOCUMENTS, AGREEMENTS AND LAWS. The completion of the transactions provided for herein, will not constitute or result in a violation or breach of or default under, or cause the acceleration of any obligations of either WCM or AOC, under:

            (i) any provision of its articles, by-laws or other constating documents;

            (ii) the terms of any agreement (written or oral), indenture, instrument or understanding or any other obligation or restriction to which it is a party or by which it is bound; or

            (iii) any  term or  provision  of any  license,  permit  or  similar authorization or any order of any court, governmental authority or regulatory body or any law or regulation of any jurisdiction applicable to it.

      (f) CORPORATE RECORDS. The corporate records and minute books of WCM and AOC, all of which will be provided to the Purchaser prior to the Closing Date, are and will at the Closing Date be materially complete, accurate and up to date.

      (g) SHAREHOLDERS' AGREEMENTS, ETC. There are no shareholders' agreements, pooling agreements, voting trusts or other similar agreements with respect to the ownership or voting of any of the Purchased Shares.

      (h)   FINANCIAL STATEMENTS.

            (i) The Unaudited Financial Statements have or will prior to the Closing Date have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, are true, correct and complete in all material respects and present fairly the financial condition of WCM and AOC as at the dates thereof and results of their consolidated operations and cash flows for the periods to which such financial statements relate.

            (ii) The consolidated financial condition of WCM and AOC is now and at the Closing Date will be at least as good as the financial condition reflected in the Unaudited Financial Statements.

      (i) LIABILITIES. WCM and AOC have no liabilities (contingent or otherwise) of any kind whatsoever, and there is no basis for the assertion against WCM or AOC of any liabilities of any kind, other than:

            (i) liabilities disclosed, reflected or provided for in the Unaudited Financial Statements;

            (ii) liabilities incurred since the date of the Unaudited Financial Statements that were incurred in the ordinary course of business and, in the aggregate, are not material to the Business; and

            (iii) other liabilities disclosed in this Agreement.

      (j) LONG TERM INDEBTEDNESS. Except as disclosed in this Agreement or the Unaudited Financial Statements, neither WCM nor AOC has any bonds, debentures, mortgages, promissory notes or other indebtedness outstanding that matures more than one year after the date of the creation or issuance of the same, and neither corporation is under any obligation to create or issue any bonds, debentures, mortgages, promissory notes or other indebtedness maturing more than one year after the date of their creation or issuance.

      (k) ABSENCE OF CERTAIN CHANGES OR EVENTS. Since the date of the Unaudited Financial Statements, neither WCM nor AOC has:

            (i) incurred any obligation or liability (fixed or contingent), except trade or business obligations incurred in the ordinary course of business, which, individually and in the aggregate, are not material to the Business;

            (ii) paid or satisfied any obligation or liability (fixed or contingent), except:

                  (A) current liabilities reflected or provided for in the Unaudited Financial Statements;

                  (B) current liabilities incurred since the date of the Unaudited Financial Statements in the ordinary course of business; and

                  (C) payments pursuant to obligations under loan agreements or other contracts or commitments described in this Agreement;

            (iii) created any Encumbrance  upon any of its properties or assets, except as described in this Agreement;

            (iv) sold, assigned, transferred, leased or otherwise disposed of any of its properties or assets, except in the ordinary course of business;

            (v) purchased, leased or otherwise acquired any properties or assets, except in the ordinary course of business;

            (vi) waived, cancelled or written-off any rights, claims, accounts receivable or any amounts payable to it, except in the ordinary course of business;

            (vii) entered  into  any  transaction  or  contract,  except  in the ordinary course of business;

            (viii)terminated,  discontinued,  closed or disposed of any facility or business operation, except in the ordinary course of business;

            (ix)  made  any  material  change  with  respect  to any  method  of
                  management,   operation  or   accounting  in  respect  of  the
                  Business;

            (x) suffered any damage, destruction or loss (whether or not covered by insurance) that has materially adversely affected or could materially adversely affect the Business;

            (xi) made or incurred any material change in, or become aware of any event or condition that is likely to result in a material change in, the Business or its relationships with its customers, suppliers or employees; or

            (xii) authorized,  agreed or otherwise become committed to do any of the foregoing.

      (l) DIVIDENDS AND DISTRIBUTIONS. Since incorporation, neither WCM nor AOC has declared or paid any dividend or made any other distribution in respect of any of its securities, or redeemed or purchased or otherwise acquired any of its securities, or reduced its authorized or issued capital, or agreed to any of the foregoing.

      (m)   TAX MATTERS.

            (i) For purposes of this Agreement, the term "GOVERNMENTAL CHARGES" means and includes all taxes, customs duties, rates, levies, assessments, reassessments and other charges, together with all penalties, interest and fines with respect thereto, payable to any federal, provincial, municipal, local or other government or governmental agency, authority, board, bureau or commission, domestic or foreign.

            (ii) Each of WCM and AOC has duly and on a timely basis prepared and filed all tax returns and other documents required to be filed by it in respect of all Governmental Charges and such returns and documents were complete and correct.

            (iii) Each of WCM and AOC has paid  all  Governmental  Charges  that were due and payable by it on or before the date hereof. AOC has no liability for Governmental Charges other than those provided for in the Unaudited Financial Statements and those arising in the ordinary course of business since the date of the Unaudited Financial Statements.

            (iv) Canadian federal and provincial income tax assessments have been issued to each of WCM and AOC covering all past periods up to and including its last fiscal year end. There are no actions, suits, proceedings, investigations, enquiries or claims made or now pending or, to the best of the knowledge of the Vendors, threatened against either WCM or AOC in respect of Governmental Charges.

            (v) There are no agreements, waivers or other arrangements providing for any extension of time with respect to the filing of any tax return or other document or the payment of any Governmental Charges by WCM or AOC, or the period for any assessment or reassessment of Governmental Charges.

            (vi) Each of WCM and AOC has withheld from each amount paid or credited to any person the amount of any Governmental Charges required to be withheld therefrom and has remitted such Governmental Charges to the proper tax or other receiving authorities within the time periods required under applicable law.

            (vii) Each  of  WCM  and  AOC  is  a   Canadian-controlled   private
                  corporation, as defined in the ITA.

      (n) LITIGATION. There are no actions, suits or proceedings against, or, to the best of the knowledge of the Vendors, pending or threatened, by or against or affecting WCM or AOC, at law or in equity, or before or by any court or any federal, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

      (o)   ENVIRONMENTAL MATTERS.

            (i) For the purposes of this Agreement, the following words and terms will have the indicated meanings:

                  (A) "ENVIRONMENTAL LAWS" means all applicable statutes, regulations, ordinances, by-laws, interim directives, information letters, guidelines, standards and codes and all international treaties and agreements, now or hereafter in force or existence in Canada (whether federal, provincial or municipal) relating to the protection and preservation of the environment, occupational health and safety, product safety, product liability or Hazardous Substances, including, without limitation, the Environmental Protection and Enhancement Act (Alberta), as amended from time to time (the "AEPEA"), the Environmental Management and Protection Act (Saskatchewan), as amended from time to time (the "EMPA") and the Canadian Environmental Protection Act
                        (1999) (Canada), as amended from time to time (the "CEPA").

                  (B) "ENVIRONMENTAL PERMITS" includes all orders, permits, certificates, approvals, consents, registrations and licenses issued by any competent authority under Environmental Laws.

                  (C) "HAZARDOUS SUBSTANCE" means, collectively, any waste, hazardous substance, toxic substance, hazardous waste, oilfield waste, dangerous oilfield waste or dangerous goods as defined under any Environmental Laws or pollutant, or any other substance that, when released to the environment, is likely to cause, at some immediate or future time, material harm or degradation to the environment or material risk to human health.

                  (D) "RELEASE" means any release, spill, leak, emission, discharge, leach, dumping, escape or other disposal that is or has been made in contravention of any Environmental Laws.

            (ii) To the actual knowledge WCM or AOC after reasonable investigation, and to the actual knowledge of the Vendors, without investigation, the operation of the Business, the property and assets owned or used by WCM and AOC and the use, maintenance and operation thereof has been and is in compliance with all Environmental Laws. To the actual knowledge of the WCM and AOC, after reasonable investigation, and to the actual knowledge of the Vendors, without investigation, WCM and AOC have complied with all reporting and monitoring requirements under all Environmental Laws. None of WCM, AOC or the Vendors has received any notice of any non-compliance with any Environmental Laws, and neither WCM nor AOC have been prosecuted or convicted of an offence for non-compliance with any Environmental Laws or been fined or otherwise sentenced or settled such prosecution short of conviction. Neither WCM nor AOC have received any claim or demand from any person or authority regarding breach or alleged breach of any Environmental Laws or costs of clean up of any hazardous substance or notice of any such claim or demand and there are no grounds on which any such claim or demand could be made with any reasonable likelihood of success.

            (iii) To  the  actual   knowledge  WCM  and  AOC,  after  reasonable
                  investigation, and to the actual knowledge of the Vendors, without investigation, no Environmental Permits are necessary to conduct the Business to date in accordance with applicable laws and to own its properties and assets and the operation of such Business, the properties and assets owned by WCM and AOC have been and are in compliance with all Environmental Permits.

            (iv) To the actual knowledge of WCM and AOC, and to the actual knowledge of the Vendors, without investigation, there are no Hazardous Substances located on any of the properties or assets owned or used by, or previously owned or used by WCM or AOC, and no Release of any Hazardous Substances has occurred on or from such properties and assets or has resulted from the operation of the Business or the conduct of any other activities of WCM or AOC. Neither WCM nor AOC have used any of their respective properties or assets to produce, generate,
                  store,   handle,   transport  or  dispose  of  any   Hazardous
                  Substances.

            (v) To the actual knowledge WCM and AOC, and to the actual knowledge of the Vendors, without investigation, there are no underground or surface storage tanks or urea formaldehyde foam insulation, asbestos, polychlorinated biphenyls (PCBs) or radioactive substances located on or in any of the properties or assets owned or used by WCM or AOC. Neither WCM nor AOC have conducted or caused to be conducted an environmental audit, assessment or study of any of its properties or assets used in the conduct of the Business.

      (p) TITLE TO ASSETS. Each of WCM and AOC is the legal and beneficial owner of, and has good and marketable title to, all of their respective properties and assets, including, without limitation, the properties and assets reflected in the Unaudited Financial Statements and all properties and assets acquired by WCM or AOC since the date of the Unaudited Financial Statements, free and clear of all Encumbrances, except for:

            (i) the Encumbrances disclosed or reflected in the Unaudited Financial Statements; and

            (ii)  liens for taxes not yet due and payable; and

            (iii) with respect to the Permits, the Vendors do not warranty title but do represent and warrant that, to the best of the Vendors knowledge, information and belief, after due investigation, AOC has not disposed of any interest in or to the Permits and accordingly AOC beneficially holds a 51% working interest in and to the Permits.

      (q) SUBSIDIARIES AND OTHER INTERESTS. AOC is a wholly owned subsidiary of WCM. Other than AOC, WCM has no subsidiaries and owns no securities issued by, or any equity or other ownership interest in, any person. AOC has no subsidiaries and owns no securities issued by, or any equity or other ownership interest in, any person.

      (r) PARTNERSHIPS OR JOINT VENTURES. Other than as previously disclosed to the Purchaser, neither WCM nor AOC is a partner or participant in any partnership, joint venture, profit-sharing arrangement or other similar association of any kind, or a party to any agreement under which it agrees to carry on any part of a business or any other activity in such manner or by which it agrees to share any revenue, profit or expenses with any other person.

      (s) RESTRICTIONS ON DOING BUSINESS. Neither WCM nor AOC is a party to or bound by any agreement that would restrict or limit its right to carry on any business or activity or to solicit business from any person or in any geographical area or otherwise to conduct the Business as it may determine or desire. Neither WCM nor AOC is subject to any legislation or any judgment, order or requirement of any court or governmental authority that is not of general application to persons carrying on a business similar to the Business. To the best of the knowledge of the Vendors, there are no facts or circumstances that could materially adversely affect the ability of AOC to continue to operate the Business as presently conducted by it following the completion of the transactions contemplated by this Agreement.

      (t) OUTSTANDING AGREEMENTS. Neither WCM nor AOC is a party to or bound by any outstanding or executory contract, except for contracts described or referred to in this Agreement and contracts made in the ordinary course of business.

      (u) GOOD STANDING OF AGREEMENTS. Neither WCM nor AOC is in default or breach of any of its obligations under any one or more of the contracts to which it is a party or by which it is bound and there exists no state of facts that, after notice or lapse of time or both, would constitute such a default or breach. All such contracts are now in good standing and in full force and effect without amendment thereto; WCM and AOC are entitled to all benefits thereunder and, to the best of the knowledge of the Vendors, the other parties to such contracts are not in default or breach of any of their obligations thereunder. There are no contracts under which the rights of WCM or AOC (or the performance by WCM or AOC) are dependent upon or supported by the guarantee of or any security provided by any other person. To the best of the knowledge of the Vendors, WCM and AOC and the other parties to all contracts to which WCM or AOC is a party, have the capacity to perform all of their respective obligations under such contracts.

      (v) EMPLOYMENT AGREEMENTS. Neither WCM nor AOC is a party to any written or oral employment, service or consulting agreement, except for oral employment agreements that are of indefinite term and without any special arrangements or commitments with respect to the continuation of employment or payment of any particular amount upon termination of employment or engagement.

      (w) COMPLIANCE WITH LAWS. Neither WCM nor AOC is in violation of any federal, provincial, municipal or other law, regulation or order of any government or governmental or regulatory authority, domestic or foreign.

      (x) DISCLOSURE. No representation or warranty contained in SECTION 3.1 or SECTION 3.2, and no statement contained in any certificate, list, summary or other document provided, or to be provided, to the Purchaser pursuant hereto, or in connection with the transaction provided for herein, contains or will contain any untrue statement of a material fact, or to the actual knowledge of the Vendors, without investigation, omits or will omit to state any material fact which is necessary in order to make the statements contained therein not misleading.

3.3   REPRESENTATIONS AND WARRANTIES BY THE PURCHASER

      The Purchaser hereby represents and warrants to the Vendors as follows and acknowledges that the Vendors are relying upon the accuracy of each of such representations and warranties in connection with the sale, assignment and transfer of the Purchased Shares by the Vendors to the Purchaser hereunder. The aggregate liability of the Purchaser for breaches of any terms or conditions of this Agreement is capped at $1,500,000. The Purchaser's representations and warranties are as follows:

      (a) CORPORATE AUTHORITY AND BINDING OBLIGATION. The Purchaser is a corporation duly incorporated and validly subsisting under the laws of Colorado. The Purchaser has the corporate power and capacity to enter into this Agreement and to purchase the Purchased Shares from the Vendors in the manner provided for herein and to perform all of the Purchaser's obligations under this Agreement. The Purchaser and its board of directors has or will have taken all necessary or desirable actions, steps and corporate and other proceedings to approve or authorize, validly and effectively, the entering into and the execution, delivery and performance of, this Agreement and the purchase of the Purchased Shares from the Vendors. This Agreement is a legal, valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, subject to:

            (i) bankruptcy, insolvency, moratorium, reorganization and other laws relating to or affecting the enforcement of creditors' rights generally; and

            (ii) the general principles of equity, including that equitable remedies, such as the remedies of specific performance and injunctive relief, may only be granted in the discretion of a court.

      (b) COMPLIANCE WITH CONSTATING DOCUMENTS, AGREEMENTS AND LAWS. The execution, delivery and performance of this Agreement and each of the other agreements contemplated or referred to herein by the Purchaser and the completion of the transaction provided for herein, will not constitute or result in a violation or breach of or default under:

            (i) any term or provision of any of the articles, by-laws or other constating documents of the Purchaser;

            (ii) the terms of any contract to which the Purchaser is a party or by which it is bound; or

            (iii) subject to obtaining applicable regulatory consents,  any term or provision of any licenses or registrations of the Purchaser or any order of any court, governmental authority or regulatory body or any applicable law or regulation of any jurisdiction.

      (c) CONDUCT OF BUSINESS. The Purchaser is (prior to giving effect to the transactions provided for in this Agreement) conducting its business in all material respects in compliance with all applicable laws, rules and regulations in the jurisdictions in which its business is carried on.

      (d) LITIGATION. There are no actions, proceedings or investigations pending or, to the best of the knowledge of the Purchaser, threatened by or against or affecting the Purchaser, at law or in equity, or before or by any federal, provincial, municipal or other government department, commission, board or agency, domestic or foreign, that in any way materially adversely affects the Purchaser or the condition (financial or other) of the Purchaser or which affects or may materially affect the capacity of the Purchaser to complete the transaction provided for in this Agreement.

                                   ARTICLE IV

           SURVIVAL AND LIMITATIONS OF REPRESENTATIONS AND WARRANTIES

4.1   SURVIVAL OF REPRESENTATIONS AND WARRANTIES BY THE VENDORS

      The representations and warranties made by the Vendors in this Agreement, or in any document or certificate given in order to carry out the transaction provided for herein, will survive Closing and the purchase and sale of the Purchased Shares and, notwithstanding such Closing or any investigation made by or on behalf of the Purchaser or any other person or any knowledge of the Purchaser or any other person, shall continue in full force and effect for the benefit of the Purchaser, subject to the following provisions:

      (a) except as provided in (b) and (c) of this Section, no Warranty Claim may be made or brought by the Purchaser after the date which is one year following the Closing Date;

      (b) notwithstanding anything else contained in this Agreement or elsewhere, each of the parties comprising the Vendor shall only be liable for breaches of representations and warranties relating to the Vendor in question and,

      (c) any Warranty Claim which is based upon or relates to the tax liability of WCM or AOC for a particular taxation year may be made or brought by the Purchaser at any time prior to the expiration of the period (if any) during which an assessment, reassessment or other form of recognized document assessing liability for tax, interest or penalties in respect of such taxation year under applicable tax legislation could be issued (or, in the case of any such assessment or reassessment, until the issues in dispute have been fully resolved) assuming that WCM, AOC and the Purchaser do not file any waiver or similar document extending such period as otherwise determined; and

      (d) any Warranty Claim which is based upon or relates to title to the Purchased Shares or which is based upon intentional misrepresentation or fraud by the Vendors may be made or brought by the Purchaser at any time for the maximum period permitted by law.

      After the expiration of the period of time referred to in (a) of this Section, the Vendors will be released from all obligations and liabilities in respect of the representations and warranties made by the Vendors in this Agreement, or in any document or certificate given in order to carry out the transaction provided for herein, except with respect to any Warranty Claims made by the Purchaser in writing and in good faith (with particulars as to the nature of the Warranty Claim, to the extent then known) prior to the expiration of such period and subject to the rights of the Purchaser to make any claim permitted by
(b) and (c) of this Section.

4.2   SURVIVAL OF REPRESENTATIONS AND WARRANTIES BY PURCHASER

      The representations and warranties made by the Purchaser in this Agreement, or in any document or certificate given in order to carry out the transaction provided for herein, will survive Closing and the purchase and sale of the Purchased Shares and, notwithstanding such Closing or any investigation made by or on behalf of the Vendors or any other person or any knowledge of the Vendors or any other person, shall continue in full force and effect for the benefit of the Vendors, subject to the following provisions:

      (a) except as provided in (b) and (c) of this Section, no Warranty Claim may be made or brought by the Vendors after the date which is two years following the Closing Date;

      (b) any Warranty Claim which is based upon or relates to the tax liability of the Purchaser for a particular taxation year may be made or brought by the Vendors at any time prior to the expiration of the period (if any) during which an assessment, reassessment or other form of recognized document assessing liability for tax, interest or penalties in respect of such taxation year under applicable tax legislation could be issued (or, in the case of any such assessment or reassessment, until the issues in dispute have been fully resolved) assuming that the Purchaser does not file any waiver or similar document extending such period as otherwise determined; and

      (c) any Warranty Claim which is based upon or relates to intentional misrepresentation or fraud by the Purchaser may be made or brought by the Purchaser at any time for the maximum period permitted by law.

      After the expiration of the period of time referred to in (a) of this Section, the Purchaser will be released from all obligations and liabilities in respect of the representations and warranties made by the Purchaser in this Agreement, or in any document or certificate given in order to carry out the transaction provided for herein, except with respect to any Warranty Claims made by the Vendors in writing and in good faith (with particulars as to the nature of the Warranty Claim, to the extent then known) prior to the expiration of such period and subject to the rights of the Vendors to make any claim permitted by
(b) and or (c) of this Section.

                                   ARTICLE V

                                   COVENANTS

5.1   COVENANTS BY THE VENDORS

      The Vendors covenant to and with the Purchaser as follows:

      (a) SATISFACTION OF CONDITIONS ETC.: Each of the Vendors will take all actions within its control to ensure that the representations and warranties in SECTIONS 3.1 AND 3.2 remain true and correct in all material respects at the Closing Time.

      (b) TRANSFER OF PURCHASED SHARES. At or before the Closing Time, the Vendors shall cause all necessary steps and proceedings to be taken in order to permit the Purchased Shares to be duly and regularly transferred to the Purchaser.

      (c) DUE DILIGENCE. In order to enable the Purchaser to complete its proper due diligence, the Vendors shall give to the Purchaser and its counsel, accountants and other representatives access during normal business hours to the facilities, assets and personnel of the Business, shall furnish to the Purchaser and such representatives all such additional documents (the identification of which shall be certified by an officer of the Vendor furnishing the same, if requested), financial information and other information with respect to any of the Business or the assets as the Purchaser may from time to time reasonably request. The Vendors agree that no investigation by the Purchaser or its representatives shall affect or limit the scope of the Vendors' representations and warranties herein or limit the Vendors' liability for any breach of such representations and warranties; provided, however, that the Purchaser shall promptly disclose to the Vendors any breaches of the Vendors' representations and warranties that come to the attention of the Purchaser during the Purchaser's due diligence review;

      (d) AUDIT. The Vendors shall cooperate with, and provide all reasonable assistance to, the Purchaser with respect to any audits of prior fiscal periods of WCM and AOC that may be required after the Closing Date in order to permit the Purchaser to comply with requests from regulatory authorities; provided, however, that any such audits shall be at the expense of the Purchaser.

      (e) POST CLOSING TAX MATTERS. The Purchaser shall be entitled (and the Vendors shall permit the Purchaser) to prepare and file or cause to be prepared and filed all tax returns for WCM and AOC for all periods ending on or prior to the Closing Date (to the extent not filed prior to Closing). The Vendors shall cooperate fully, and to the extent reasonably requested by the Purchaser, in connection with the preparation and filing of any such tax returns and any audit, litigation or other proceeding with respect to Governmental Charges in connection with all tax returns or filing periods ending on or before the Closing Date.

5.2   COVENANTS BY THE PURCHASER

      The Purchaser covenants to and with the Vendors that the Purchaser will take all actions within its control to ensure that the representations and warranties in SECTION 3.3 remain true and correct in all material respects at the Closing Time.

                                   ARTICLE VI

                                   CONDITIONS

6.1   CONDITIONS TO THE OBLIGATIONS OF THE PURCHASER

      Notwithstanding anything herein contained, the obligation of the Purchaser to complete the transactions provided for in this Agreement will be subject to the fulfillment of each of the following conditions at or prior to the Closing Time, and the Vendors covenant to use their best efforts to ensure that such conditions are fulfilled.

      (a) ACCURACY OF REPRESENTATIONS AND WARRANTIES AND PERFORMANCE OF COVENANTS. The representations and warranties of the Vendors contained in this Agreement shall be true and accurate on the date hereof and at the Closing Time with the same force and effect as though such representations and warranties had been made as of the Closing Time. In addition, the Vendors shall have complied with all covenants and agreements herein agreed to be performed or caused to be performed by it at or prior to the Closing Time. In addition, each of the Vendors shall have delivered to the Purchaser a certificate (in a form reasonably acceptable to the Purchaser) confirming that the facts with respect to each of the representations and warranties of the Vendors set out herein are true and correct at the Closing Time and that the Vendors have performed all covenants and agreements required to be performed by it hereunder.

      (b) MATERIAL ADVERSE CHANGE. As of the Closing Date, there shall have been no change in the Business (as reflected in the Unaudited Financial Statements), howsoever arising, except changes that have occurred in the ordinary course of business and that, individually or in the aggregate, have not affected (and are not reasonably expected to affect) the Business in any material adverse way.

      (c) NO RESTRAINING PROCEEDINGS. No order, decision or ruling of any court, tribunal or regulatory authority having jurisdiction shall have been made, and no action or proceeding shall be pending or threatened that, in the reasonable opinion of the Purchaser, is likely to result in an order, decision or ruling:

            (i) to disallow, enjoin, prohibit or impose any limitations or conditions on the purchase and sale of the Purchased Shares contemplated hereby or the right of the Purchaser to own the Purchased Shares and enjoy all rights of ownership therein; or

            (ii) to impose any limitations or conditions that may have an adverse effect on the Business.

      (d) CONSENTS. All consents required to be obtained in order to carry out the transactions provided for herein in compliance with all laws and agreements binding upon the parties hereto shall have been obtained and all necessary regulatory approvals shall have been obtained in a form and on terms, if any, acceptable to the Purchaser.

      (e) SATISFACTORY DUE DILIGENCE. The Purchaser, acting reasonably, shall be satisfied with the results of its due diligence review of the Business and the assets of WCM and AOC.

      (f) DOCUMENTS. The Vendors shall have executed and delivered to the Purchaser the documents set forth in SECTION 7.2(A), in form and substance reasonably satisfactory to the Purchaser.

      (g) TRANSFER OF PURCHASED SHARES. All necessary steps and proceedings shall have been taken to permit the Purchased Shares to be duly and regularly transferred to and registered in the name of the Purchaser.

      (h) BOARD APPROVAL. The board of directors of the Purchaser shall have approved this Agreement and all of the transactions contemplated hereby.

      (i) LEGAL MATTERS. All actions, proceedings, instruments and documents required to implement this Agreement, or instrumental thereto, and all legal matters relating to the purchase of the Purchased Shares, shall have been approved as to form and legality by Purchaser's counsel, acting reasonably.

      (j) ENCUMBRANCES. All Encumbrances on assets of WCM and AOC shall have been discharged or arrangements satisfactory to the Purchaser shall have been made to discharge the same within a reasonable period of time following Closing.

      (k) INITIAL FINANCING. The Purchaser, acting reasonably, shall have completed the Initial Financing.

6.2   WAIVER OR TERMINATION BY PURCHASER

      The conditions contained in SECTION 6.1 are inserted for the exclusive benefit of the Purchaser and may be waived in whole or in part by the Purchaser at any time. The Vendors acknowledge that the waiver by the Purchaser of any condition or any part of any condition shall constitute a waiver only of such condition or such part of such condition, as the case may be, and shall not constitute a waiver of any covenant, agreement, representation or warranty made by the Vendors herein that corresponds or is related to such condition or such part of such condition, as the case may be. If any of the conditions contained in SECTION 6.1 is not fulfilled or complied with as herein provided, the Purchaser may, at its option, terminate the Purchaser's obligations under this Agreement by notice in writing to the Vendors and in such event the Purchaser shall be released from all obligations hereunder and, unless the condition or conditions that have not been fulfilled are reasonably capable of being fulfilled or caused to be fulfilled by the Vendors, then the Vendors shall also be released from all obligations hereunder, provided that SECTIONS 1.4 AND 9.5 will survive any such termination.

6.3   CONDITIONS TO THE OBLIGATIONS OF THE VENDORS

      Notwithstanding anything herein contained, the obligation of the Vendors to complete the transactions provided for herein will be subject to the fulfillment of all of the following conditions at or prior to the Closing Time, and the Purchaser will use its best efforts to ensure that such conditions are fulfilled.

      (a) ACCURACY OF REPRESENTATIONS AND WARRANTIES AND PERFORMANCE OF COVENANTS. The representations and warranties of the Purchaser contained in this Agreement will be true and accurate on the date hereof and at the Closing Time with the same force and effect as though such representations and warranties had been made as of the Closing Time. In addition, the Purchaser shall have complied with all covenants and agreements herein agreed to be performed or caused to be performed by it at or prior to the Closing Time. In addition, the Purchaser shall have delivered to the Vendors a certificate (in a form reasonable acceptable to the Vendors) confirming that the facts with respect to each of the representations and warranties of the Purchaser set out herein are true and correct at the Closing Time and that the Purchaser has performed each of the covenants and agreements required to be performed by it hereunder.

      (b) NO RESTRAINING PROCEEDINGS. No order, decision or ruling of any court, tribunal or regulatory authority having jurisdiction shall have been made, and no action or proceeding shall be pending or threatened that, in the reasonable opinion of the Vendors, is likely to result in an order, decision or ruling, to disallow, enjoin or prohibit the purchase and sale of the Purchased Shares contemplated hereby.

      (c) CONSENTS. All consents required to be obtained in order to carry out the transactions provided for in compliance with all laws and agreements binding upon the parties hereto shall have been obtained.

      (d) NO MATERIAL CHANGES. As at the Closing Date, there shall be no material adverse changes in the business, affairs or financial condition of the Purchaser, except as may result from the transactions provided for in this Agreement.

      (e) BOARD APPROVAL. The board of directors of each of the Vendors, WCM and AOC, as applicable, shall have approved this Agreement and all of the transactions contemplated hereby.

6.4   WAIVER OR TERMINATION BY VENDORS

      The conditions contained in SECTION 6.3 are inserted for the exclusive benefit of the Vendors and may be waived in whole or in part by the Vendors at any time. The Purchaser acknowledges that the waiver by the Vendors of any condition or any part of any condition shall constitute a waiver only of such condition or such part of such condition, as the case may be, and shall not constitute a waiver of any covenant, agreement, representation or warranty made by the Purchaser herein that corresponds or is related to such condition or such part of such condition, as the case may be. If any of the conditions contained in SECTION 6.3 is not fulfilled or complied with as herein provided, the Vendors may at their option, terminate the Vendors' obligations under this Agreement by notice in writing to the Purchaser and in such event the Vendors shall be released from all obligations hereunder and, unless the condition or conditions that have not been fulfilled are reasonably capable of being fulfilled or caused to be fulfilled by the Purchaser, then the Purchaser shall also be released from all obligations hereunder, provided that SECTIONS 1.4 AND 9.5 shall survive any such termination.

                                  ARTICLE VII

                                    CLOSING

7.1   CLOSING ARRANGEMENTS

      Subject to fulfillment of the conditions set out herein, closing of the transaction provided for herein shall occur at the Closing Time, at the offices of TingleMerrett LLP, 1250, 639 - 5th Avenue S.W., Calgary, Alberta, T2P 0M9, or at such other place as the parties may agree in writing (the "CLOSING").

7.2   DOCUMENTS TO BE DELIVERED

      At or before the Closing Time, the Vendors shall execute, or cause to be executed, and shall deliver, or cause to be delivered, to the Purchaser, all agreements, instruments, notices, certificates and other documents that are to be delivered by the Vendors pursuant to this Agreement, in form reasonably satisfactory to the Purchaser and the Purchaser shall execute, or cause to be executed, and shall deliver, or cause to be delivered, to the Vendors, in form reasonably satisfactory to the Vendors all share certificates and all agreements, instruments, notices, certificates and other documents and instruments that the Purchaser is to deliver or cause to be delivered pursuant to this Agreement, including the following.

      (a)   Vendors' Documents:

            (i) all share certificates representing the Purchased Shares, duly endorsed for transfer to the Purchaser or to such nominee of the Purchaser as the Purchaser may direct;

            (ii) duly issued share certificate(s) representing the Purchased Shares, in the name of the Purchaser or in the name of such nominee as the Purchaser may direct;

            (iii) duly executed resignations of each person who is a director or officer of WCM or AOC, to the extent specified by the Purchaser;

            (iv) duly executed releases from the Vendors, to the extent specified by the Purchaser;

            (v) all consents, waivers, releases and authorizations required to enable the transfer of the Purchased Shares to the Purchaser;

            (vi) a certified copy of such resolutions of the directors of each of the Vendors as may be required in order to authorize the execution, delivery and performance of this Agreement;

            (vii) a duly  executed  certificate  signed by each of the  Vendors, dated as at the Closing Date, certifying that as at the Closing Time, the representations and warranties of the Vendors contained in this Agreement are true and correct and that all covenants and agreements required hereby to be performed or complied with by the Vendors prior to or at the Closing have been performed and complied with, except as otherwise specifically agreed to in writing by the Purchaser;

            (viii)all corporate  records,  minute books,  accounting records and other documents, agreements or records of or pertaining to WCM and AOC;

            (ix)  the corporate seals, if any, of WCM and AOC;

            (x)   discharges of all guarantees  granted by WCM or AOC in respect
                  of   obligations   of  the  Vendors  and  its  associates  and
                  affiliates, if any; and

            (xi) all such other documents and instruments as the Purchaser may reasonably require.

      (b)   Purchaser's Documents:

            (i) a certified cheque, bank draft or money order in the amount of $950,000 payable to the Vendors as provided for in subsection 2.2(c) hereof;

            (ii) share certificates representing the Uranium Shares to be issued as provided for in subsection 2.2(d) hereof:

            (iii) a certified  copy of such  resolutions of the directors of the
                  Purchaser as may be required in order to authorize the execution, delivery and performance of this Agreement;

            (iv) a duly executed certificate of an officer of the Purchaser, dated as at the Closing Date, certifying that as at the Closing Time, the representations and warranties of the Purchaser contained in this Agreement are true and correct as if made at the Closing Time and that all covenants and agreements required by this Agreement to be performed or complied with by the Purchaser prior to or at the Closing have been performed and complied with, except as otherwise specifically agreed to by the Vendors; and

            (v) all such other documents and instruments as the Vendors may reasonably require.

                                  ARTICLE VIII

                                 INDEMNIFICATION

8.1   INDEMNITY BY THE VENDORS

      (a) Subject to SECTION 8.3, the Vendors hereby agree to severally indemnify and save the Purchaser harmless from and against any claims, demands, actions, causes of action, damages, losses, deficiencies, costs, liabilities and expenses that may be made or brought against the Purchaser or that the Purchaser may suffer or incur as a result of, in respect of or arising out of:

            (i) any non-performance or non-fulfillment of any covenant or agreement of the Vendors contained in this Agreement or in any document delivered by the Vendors in order to carry out the transaction provided for herein;

            (ii) any misrepresentation, inaccuracy, incorrectness or breach of any representation or warranty made by the Vendors in this Agreement or in any document or certificate given in order to carry out the transaction provided for herein; and

            (iii) all costs and expenses including,  without  limitation,  legal fees on a solicitor-and-his own client basis, incidental to or in respect of the foregoing.

      (b) The obligations of indemnification by the Vendors pursuant to paragraph (a) of this Section will be:

            (i) subject to the limitations referred to in SECTION 4.1 with respect to (i) the survival of the representations and warranties by the Vendors; (ii) the fact that the representations and warranties of the Vendors are several and not joint and several, and that each Vendor is legally responsible only for and to the extent that breaches of representations and warranties, if any, are attributable to the particular Vendor in question; and (iii) the aggregate liability attributable to each Vendor for breaches of any terms of this Agreement be capped at an amount equal to the pro rata cash proceeds from the sale of the Purchased Shares attributable to the Vendor in question; and

            (ii)  subject to SECTION 8.3.

8.2   INDEMNITY BY THE PURCHASER

      (a) Subject to SECTION 8.3, the Purchaser hereby agrees to indemnify and save the Vendors harmless to a maximum aggregate indemnity of $1,500,000 from and against any claims, demands, actions, causes of action, damages, losses, deficiencies, costs, liabilities and expenses that may be made or brought against the Vendors or which the Vendors may suffer or incur as a result of, in respect of or arising out of:

            (i) any non-performance or non-fulfillment of any covenant or agreement of the Purchaser contained in this Agreement or in any document delivered by the Purchaser in order to carry out the transaction provided for herein;

            (ii) any misrepresentation, inaccuracy, incorrectness or breach of any representation or warranty made by the Purchaser in this Agreement or in any document or certificate given in order to carry out the transaction provided for herein; and

            (iii) all costs and expenses including,  without  limitation,  legal fees on a solicitor-and-his own client basis, incidental to or in respect of the foregoing.

      (b) The obligations of indemnification by the Purchaser pursuant to paragraph (a) of this Section will be:

            (i) subject to the limitations referred to in SECTION 4.2 with respect to the survival of the representations and warranties by the Purchaser; and

            (ii)  subject to SECTION 8.3.

8.3   PROVISIONS RELATING TO INDEMNITY CLAIMS

      The following provisions will apply to any claim by the Purchaser for indemnification by the Vendors pursuant to this Agreement and to any claim by the Vendors for indemnification by the Purchaser pursuant to this Agreement (hereinafter, in this SECTION 8.3, the party making a claim for indemnification will be referred to as the "INDEMNIFIED PARTY" and the party against whom the claim for indemnification is made will be referred to as the "INDEMNIFYING PARTY". Any such claim for indemnity will be referred to as the "INDEMNITY CLAIM").

      (a) Promptly after becoming aware of any matter that may give rise to an Indemnity Claim, the Indemnified Party will provide to the Indemnifying Party written notice of the Indemnity Claim specifying (to the extent that information is available) the factual basis for the Indemnity Claim and the amount of the Indemnity Claim or, if an amount is not then determinable, an estimate of the amount of the Indemnity Claim, if an estimate is feasible in the circumstances, provided, however, that no delay on the part of the Indemnified Party in notifying the Indemnifying Party will relieve the Indemnifying Party from its obligation to indemnify the Indemnified Party unless (and only to the extent) that the Indemnifying Party is prejudiced by such delay.

      (b) If an Indemnity Claim relates to an alleged liability to any other person (hereinafter, in this SECTION 8.3, called a "THIRD PARTY LIABILITY"), including without limitation any governmental or regulatory body or any taxing authority, which is of such a nature that the Indemnified Party is required by applicable law to make a payment to a third party before the relevant procedure for challenging the existence or quantum of the alleged liability can be implemented or completed, then the Indemnified Party may, notwithstanding SECTIONS 8.3(C) AND 8.3(D), make such payment and forthwith demand reimbursement for such payment from the Indemnifying Party; provided that, if the alleged liability to the third party as finally determined upon completion of settlement negotiations or related legal proceedings is less than the amount that is so paid by the Indemnifying Party, then the Indemnified Party will, forthwith following such final determination and receipt of the overpaid amount from the third party, pay to the Indemnifying Party the amount by which the amount of the liability, as finally determined, is less than the amount that was so paid by the Indemnifying Party.

      (c) The Indemnified Party will not negotiate, settle, compromise or pay (except in the case of payment of a judgment) any Third Party Liability in respect of which it has or proposes to assert an Indemnity Claim, except with the prior consent of the Indemnifying Party (which consent shall not be unreasonably withheld or delayed), unless there is a reasonable possibility that such Third Party Liability may materially and adversely affect the Indemnified Party (whether directly or indirectly), in which case the Indemnified Party will have the right, after notifying the Indemnifying Party, to negotiate, settle, compromise or pay such Third Party Liability without prejudice to its rights of indemnification hereunder.

      (d)   With respect to any Third Party Liability, provided the Indemnifying
            Party: (i) admits the Indemnified Party's right to indemnification for the amount of such Third Party Liability that may at any time be determined or settled within 10 days of receipt of notice of the Third Party Liability from the Indemnified Party; (ii) provides the Indemnified Party with evidence reasonably satisfactory to the
            Indemnified Party that the Indemnifying Party will have the financial resources to defend Third Party Liability and fulfill its indemnification obligations hereunder; and (iii) conducts the defense of the Third Party Liability actively and diligently and provided further that: (iv) the action or other proceeding respecting prosecution of the Third Party Liability involves only a claim for money damages and not a claim for equitable relief; and
            (v) settlement of, or an adverse judgment with respect to the Third Party Liability is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice materially adverse to the continuing business interests of the Indemnified Party, then in any legal, administrative or other proceedings in connection with the matters forming the basis of the Third Party Liability, the following procedures will apply:

            (i) except as contemplated by PARAGRAPH 8.3(D)(III), the Indemnifying Party will have the right to assume carriage of any related legal, administrative or other proceedings through counsel of its choice reasonably satisfactory to the Indemnified Party, but the Indemnified Party will have the right and will be given the opportunity to participate in the defence of the Third Party Liability, to consult with the Indemnifying Party in the settlement of the Third Party Liability and the conduct of related legal, administrative and other proceedings (including consultation with counsel);

            (ii) the Indemnifying Party will co-operate with the Indemnified Party in relation to the Third Party Liability, will keep the Indemnified Party fully advised with respect thereto, will provide the Indemnified Party with copies of all relevant documentation as it becomes available, will provide the Indemnified Party with access to all records and files relating to the defence of the Third Party Liability and will meet with representatives of the Indemnified Party at all reasonable times to discuss the Third Party Liability; and

            (iii) notwithstanding    PARAGRAPHS    8.3(D)(I)   AND   (II),   the
                  Indemnifying Party will not settle the Third Party Liability or conduct any legal, administrative or other proceedings in any manner that could, in the reasonable opinion of the Indemnified Party have a material adverse affect on the Indemnified Party, except with the prior written consent of the Indemnified Party.

      (e) If, with respect to any Third Party Liability, any of the conditions set forth in the opening sentence of SECTION 8.3(D) is or becomes unsatisfied, or in the event that the Indemnifying Party does not act to diligently defend against such Third Party Liability or declines to assume carriage of the applicable legal, administrational or other proceedings, then the following provisions will apply:

            (i) the Indemnified Party, at its discretion, may assume carriage of the settlement or of any legal, administrative or other proceedings relating to the Third Party Liability and may defend or settle the Third Party Liability on such terms as the Indemnified Party, acting in good faith, considers advisable; and

            (ii) any cost, lost, damage or expense incurred or suffered by the Indemnified Party in the settlement of such Third Party Liability or the conduct of any legal, administrative or other proceedings will be added to the amount of the Indemnity Claim.

                                   ARTICLE IX

                               GENERAL PROVISIONS

9.1   FURTHER ASSURANCES

      Each of the Vendors and the Purchaser hereby covenants and agrees that at any time and from time to time after the date hereof it will, at its expense and upon the request of the other, do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, assignments, transfers, conveyances and assurances as may be required for the better carrying out and performance of all the terms of this Agreement.

9.2   REMEDIES CUMULATIVE

      The rights and remedies of the parties under this Agreement are cumulative and in addition and without prejudice to and not in substitution for any rights or remedies provided by law. Any single or partial exercise by any party hereto of any right or remedy for default or breach of any term, covenant, representation, warranty or condition of this Agreement does not waive, alter, affect or prejudice any other right or remedy to which such party may be entitled, at law or in equity, for the same default or breach.

9.3   FINDER'S FEES

      The Vendors confirm that there is a finder's fee payable by the Vendors in connection with the transactions as contemplated by this Agreement, which finder's fee is to be paid in full and satisfied at Closing by way of the assignment and transfer to the finder of the 2 million Uranium Shares referred to in subsection 2.2(d) hereof. The Purchaser agrees, upon receipt of a written direction from the Vendors and without further consideration, to facilitate the transfer or issuance of such shares to the finder.

9.4   NOTICES

      (a) Any notice, designation, communication, request, demand or other document, required or permitted to be given or sent or delivered hereunder to any party hereto shall be in writing and shall be sufficiently given or sent or delivered if it is (i) delivered personally to an officer or director of such party; (ii) sent to the party entitled to receive it by registered mail, postage prepaid, mailed in Canada; or (iii) sent by facsimile.

      (b) Notices shall be sent to the following addresses or facsimile numbers:

            (i)   in the case of the Vendors at:

                           C/O ProVenture Law LLP
                           Suite 2, 880 - 16th Avenue N.W.
                           Calgary, Alberta  T2R 1J9

                           Attention: Brent Walter
                           Facsimile: (403) 262-4860

      (ii)  in the case of the Purchaser at:

                           Suite 420, 475 Howe Street
                           Vancouver, BC  V6C 2B3

                           Attention: President
                           Facsimile: (604) 606-7980

                           with a copy to:

                           TingleMerrett LLP
                           1250, 639 - 5th Avenue S.W.
                           Calgary, Alberta   T2P 0M9
                           Attention: Jeff Helper

                           Facsimile: (403) 571-8008

            or to such other address or facsimile number as the party entitled to or receiving such notice, designation, communication, request, demand or other document shall, by a notice given in accordance with this Section, have communicated to the party giving or sending or delivering such notice, designation, communication, request, demand or other document.

      (c) Any notice, designation, communication, request, demand or other document given or sent or delivered as aforesaid shall (i) if delivered as aforesaid, be deemed to have been given, sent, delivered and received on the date of delivery; (ii) if sent by mail as aforesaid, be deemed to have been given, sent, delivered and received on the fourth Business Day following the date of mailing, unless at any time between the date of mailing and the fourth Business Day thereafter there is a discontinuance or interruption of regular postal service, whether due to strike or lockout or work slowdown, affecting postal service at the point of dispatch or delivery or any intermediate point, in which case the same shall be deemed to have been given, sent, delivered and received in the ordinary course of the mails, allowing for such discontinuance or interruption of regular postal service; and (iii) if sent by facsimile, be deemed to have been given, sent, delivered and received on the date the sender receives the confirmation of transmission.

9.5   COUNTERPARTS

      This Agreement may be executed in several counterparts, including by way of facsimile transmission, each of which, when so executed, shall be deemed to be an original and such counterparts together shall constitute one and the same agreement.

9.6   LEGAL AND OTHER PROFESSIONAL FEES

      Each of the Purchaser and the Vendors agrees that it shall be responsible for and will pay all costs incurred by it in connection with all matters relating to this Agreement, including without limitation all legal, accounting, tax and financial advisory fees. Notwithstanding the foregoing, the Purchaser agrees, if Closing occurs, to pay at the Closing the professional fees incurred by the Vendors to a maximum of $10,000 plus disbursements and GST.

9.7   PUBLIC DISCLOSURES

      Except as may be required by law, no public disclosure of the transaction provided for herein will be made by any party without consent and approval of the other parties. The parties agree to cooperate in connection with all publicity and press releases relating to the transaction provided for in this Agreement. Specifically, the Purchaser agrees that any press releases proposed to be issued prior to the Closing Date shall require the approval of the Vendors, such approval not to be unreasonably withheld.

9.8   ASSIGNMENT

      Neither the Purchaser nor the Vendors may assign, transfer or otherwise dispose of all or any part of its rights or obligations hereunder without the prior written consent of the other parties, provided that the Purchaser shall be entitled to transfer all of its rights and obligations hereunder to an affiliate of the Purchaser (as defined in the Act) without the prior written consent of the other parties hereto.

9.9   ENTIRE AGREEMENT

      This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements, representations, warranties, statements, promises, information, arrangements and understandings, whether oral or written, express or implied, with respect to the subject matter hereof, including, without limitation, the Agreement in Principal.

9.10  SUCCESSORS AND ASSIGNS

      This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and permitted assigns.

9.11  WAIVER

      Any party hereto that is entitled to the benefits of this Agreement may, and has the right to, waive any provision or condition hereof at any time on or prior to the Closing Time; provided however, that such waiver shall be evidenced by written instrument duly executed and delivered on behalf of such party.

9.12  AMENDMENTS

      No modification of or amendment to this Agreement may be made unless agreed to by the parties in writing.

9.13  SURVIVAL

      The parties hereby agree that the provisions of this Agreement shall survive the completion of the transaction provided for herein and that none of such provisions shall merge on Closing or the transfer of the Purchased Shares to the Purchaser.

9.14  SEVERABILITY

      If any provision of this Agreement is illegal, invalid or unenforceable in whole or in part, such illegality, invalidity or unenforceability shall not affect the legality, validity or enforceability of the remainder hereof. Any provision of this Agreement that is held to be illegal, invalid or unenforceable in any jurisdiction shall be illegal, invalid or unenforceable in that jurisdiction without affecting any other provision hereof in that jurisdiction or the legality, validity or enforceability of the provision in any other jurisdiction, and to this end the provisions hereof are declared to be severable.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.



URANIUM POWER CORPORATION                                  WESTERN CANADIAN MINT INC.


Per:                                                       Per:
          ---------------------------------------------            ------------------------------------------


Per:                                                       Per:
          ---------------------------------------------            ------------------------------------------


BULLION FUND INC.                                          AMERICAN OILSANDS COMPANY INC.


Per:                                                       Per:
          ---------------------------------------------            ------------------------------------------


Per:                                                       Per:
          ---------------------------------------------            ------------------------------------------


-------------------------------------------------------    --------------------------------------------------
Witness to the signature of Brent Walter                   Brent Walter


-------------------------------------------------------    --------------------------------------------------
Witness to the signature of Anita Walter                   AnitaWalter


-------------------------------------------------------    --------------------------------------------------
Witness to the signature of Frank Van Der Vliet            Frank Van Der Vliet


-------------------------------------------------------    --------------------------------------------------
Witness to the signature of Roberta Van Der Vliet          Roberta Van Der Vliet


-------------------------------------------------------    --------------------------------------------------
Witness to the signature of John Garden                    John Garden


-------------------------------------------------------    --------------------------------------------------
Witness to the signature of Linda Garden                   Linda Garden


-------------------------------------------------------    --------------------------------------------------
Witness to the signature of Rebecca Godin                  Rebecca Godin